                       IXIS EQUITY DIVERSIFIED PORTFOLIO
                      IXIS MODERATE DIVERSIFIED PORTFOLIO

    Supplement dated March 13, 2006 to IXIS Advisor Diversified Portfolios Prospectus dated May 1, 2005, as may be supplemented from time to time

On March 10, 2006, the Board of Trustees (the "Board") of IXIS Advisor Funds Trust III (the "Trust") approved new subadvisory agreements (the "New Subadvisory Agreements") among the Trust, on behalf of IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio (each a "Portfolio" and together the "Portfolios"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors") and Dreman Value Management, L.L.C. ("Dreman"). The Board also approved the termination of the current subadvisory agreements among the Trust, on behalf of the Portfolios, IXIS Advisors and Reich & Tang Asset Management LLC ("Reich & Tang"). This change of subadviser is to take effect at the close of business on March 31, 2006.

Pursuant to an exemptive order granted to IXIS Advisors and the Trust by the Securities and Exchange Commission, shareholder approval of the New Subadvisory Agreements will not be sought because Dreman is not an affiliate of IXIS Advisors or the Trust. Shareholders of the Portfolios will be furnished with an information statement containing important information about Dreman and the new subadvisory arrangement within 90 days of the change.

Under the New Subadvisory Agreements, Dreman will assume portfolio management responsibility for the segment of each Portfolio previously managed by Reich & Tang. The annualized fee rate payable to Dreman for its subadvisory services will be identical to the fee rate paid to Reich & Tang.

The Board also approved a change in the strategy of the disciplines of the Portfolios managed by Hansberger Global Investors, Inc., effective at the close of business on March 31, 2006. The new strategy is defined below.

Prospectus Changes

Effective at the close of business on March 31, 2006, any reference to Reich & Tang is replaced with Dreman. Also effective at the close of business on March 31, 2006, any reference to Hansberger International Developed Markets Discipline is replaced with Hansberger International Value Discipline.

The subsections "Reich & Tang Mid Cap Value Discipline" within the sections "IXIS Equity Diversified Portfolio - More on Investment Strategies" and "IXIS Moderate Diversified Portfolio - More on Investment Strategies" of the Prospectus are replaced with the text set forth below:

Dreman Mid Cap Value Discipline

Under normal circumstances, Dreman will invest at least 80% of the discipline's net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-cap companies that it believes are undervalued, but have favorable prospects for appreciation. Dreman defines mid-cap companies as companies that have a market capitalization similar to that of the Russell Mid Cap Value Index, which as of December 31, 2005 ranged from approximately $500 million to approximately $18 billion.

The portfolio managers begin their stock selection process by screening for stocks of mid-cap companies with below market price-to-earnings ratios. The managers then compare the company's stock price to its book value, cash flow and yield and analyze individual companies to identify those that they believe are financially sound and have strong potential for long-term capital appreciation and dividend growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, but generally seek to maintain exposure to a number of different industries and companies represented.

The subsections "Hansberger International Developed Markets Discipline" within the sections "IXIS Equity Diversified Portfolio - More on Investment Strategies" and "IXIS Moderate Diversified Portfolio - More on Investment Strategies" of the Prospectus are replaced with the text set forth below:

Hansberger International Value Discipline

This portion of the Portfolio invests substantially all of its assets in equity securities. Hansberger invests in common stocks of companies located outside the United States. Hansberger invests in small-, mid- and large-capitalization companies and expects to diversify assets across developed and emerging markets.

Hansberger employs an intensive fundamental approach to selecting stocks. Hansberger seeks to identify stocks with a market value that is believed to be less than a company's intrinsic value, based on its long-term potential. Hansberger's investment approach integrates extensive research (both internal and external), proprietary valuation screens, and fundamental analysis of stocks with a long-term investment perspective. This analysis involves evaluating a company's prospects by focusing on such factors as: the quality of a company's management, the competitive position of a company within its industry, the financial strength of the company, the quality and growth potential of its earnings, and the outlook for the company's future based on these and other similar factors. Hansberger will also consider other factors in its analysis, including country and political risks as well as economic and market conditions.

Hansberger seeks to broaden the scope and increase the effectiveness of its fundamental analysis by searching for undervalued stocks in many countries around the world. This global search provides Hansberger with more diverse opportunities and with the flexibility to shift portfolio investments, not only from company to company and industry to industry, but also from country to country, in search of undervalued stocks. Hansberger's objective is to identify undervalued securities, to hold them for the long term, and to achieve long-term capital growth as the marketplace realizes the value of these securities over time. Hansberger expects to typically invest in between 70 to 80 stocks, across a broad spectrum of market capitalizations. In terms of both industry representation and capitalization, the segment's holdings may differ significantly from those of the typical international equity fund. A stock is generally sold when its share price rises above sell target and/or superior alternatives are found. Additionally, when selling a stock, Hansberger takes into account the issuer's structural company and industry specific factors, changes in shareholder orientation, and the company's management.

In the subsection "Subadvisers" within the section "Meet the Portfolios' Investment Adviser and Subadvisers", the following text replaces the information for Reich & Tang.

Dreman Value Management, L.L.C. ("Dreman") located at 520 East Cooper Avenue, Aspen, Colorado 81611, serves as the subadviser to the Dreman Mid Cap Value Discipline of each Portfolio. Dreman was founded in 1997, with predecessor firms dating back to 1977. As of December 31, 2005, Dreman managed over $14.5 billion in assets, which were primarily composed of institutional accounts and investment companies.

The subsection "Reich & Tang Mid Cap Value Discipline" within the section "Meet the Portfolios' Portfolio Managers" is replaced with the following text.

Dreman Mid Cap Value Discipline

David Dreman

David Dreman has co-managed this portion of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio since April 2006. Mr. Dreman, Chairman and Chief Investment Officer of Dreman, began his investment career in 1957 and founded Dreman in 1997. Prior to that he served as President and Chairman of Dreman Value Advisors, Inc. from 1995 to 1997, and President, Chairman and founder of Dreman Value Management, Inc. from 1977 until 1995.
Mr. Dreman was awarded a Doctor of Laws Degree from the University of Manitoba in 1999. He has over 49 years of investment experience.

Nelson Woodard

Nelson Woodard has co-managed this portion of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio since April 2006.
Mr. Woodard, Managing Director and Senior Portfolio Manager, began his investment career in 1985. He rejoined the firm in 2001 after serving as a managing Director of Dreman from 1997 to 2000. Mr. Woodard received a B.A. in Mathematics and Economics, a M.A. in Economics and a Ph.D. in Econometrics and Public Finance from the University of Virginia. He has over 21 years of investment experience.

Lenny Shimunov

Lenny Shimunov has co-managed this portion of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio since April 2006.
Mr. Shimunov, Vice President and Portfolio Manager, began his investment career in 1999 and joined Dreman in February 2003. Prior to joining the firm, he was an analyst at Morgan Stanley from 1999 to 2002. Mr. Shimunov received a B.S. in Finance from St. John's University. He is a CFA Level III candidate and is a member of the CFA Institute (CFAI) and New York Society of Security Analysts (NYSSA). Mr. Shimunov has over 7 years of investment experience.

                                                                     SP294-0306

                       IXIS EQUITY DIVERSIFIED PORTFOLIO
                      IXIS MODERATE DIVERSIFIED PORTFOLIO

Supplement dated March 13, 2006 to the IXIS Advisor Diversified Portfolios SAI
                                  Part I and
 IXIS Advisor Funds Statement of Additional Information - Part II ("SAI") for
  IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds
                                 Trust III and
      IXIS Advisor Funds Trust IV, each dated May 1, 2005, each as may be supplemented from time to time

On March 10, 2006, the Board of Trustees (the "Board") of IXIS Advisor Funds Trust III (the "Trust") approved new subadvisory agreements (the "New Subadvisory Agreements") among the Trust, on behalf of IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio (each a "Portfolio" and together the "Portfolios"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors") and Dreman Value Management, L.L.C. ("Dreman"). The Board also approved the termination of the current subadvisory agreements among the Trust, on behalf of the Portfolios, IXIS Advisors and Reich & Tang Asset Management LLC ("Reich & Tang"). This change of subadviser is to take effect at the close of business on March 31, 2006.

Pursuant to an exemptive order granted to IXIS Advisors and the Trust by the Securities and Exchange Commission, shareholder approval of the New Subadvisory Agreements will not be sought because Dreman is not an affiliate of IXIS Advisors or the Trust. Shareholders of the Portfolios will be furnished with an information statement containing important information about Dreman and the new subadvisory arrangement within 90 days of the change.

Under the New Subadvisory Agreements, Dreman will assume portfolio management responsibility for the segment of each Portfolio previously managed by Reich & Tang. The annualized fee rate payable to Dreman for its subadvisory services will be identical to the fee rate paid to Reich & Tang.

The Board also approved a change in the strategy of the disciplines of the Portfolios managed by Hansberger Global Investors, Inc., effective at the close of business on March 31, 2006.

IXIS Advisor Diversified Portfolios SAI Part I

Effective at the close of business on March 31, 2006, all references to Reich & Tang are replaced with Dreman, except for references to Reich & Tang relating to pre-March 2006 items. Also effective at the close of business on March 31, 2006, any reference to Hansberger International Developed Markets Discipline is replaced with Hansberger International Value Discipline.

Effective at the close of business March 31, 2006, the following information replaces the information with regard to Reich & Tang in the sub-sections "IXIS Equity Diversified Portfolio" and "IXIS Moderate Diversified Portfolio" within the section "Subadvisory Fees":

                                      Date of
                                    Subadvisory         Subadvisory fee payable to subadviser
Subadviser                           Agreement  (as a % of average daily net assets of the Discipline)
----------                          ----------- ------------------------------------------------------
Dreman - Mid Cap Value Discipline    04/03/06              0.45% of the first $250 million
                                                           0.40% thereafter

IXIS Advisor Funds SAI Part II

Effective at the close of business on March 31, 2006, all references to Reich & Tang, with regard to the current management of the disciplines of IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio, are replaced with Dreman, except for references to Reich & Tang relating to pre-March 2006 items. Also effective at the close of business on March 31, 2006, any reference to Hansberger International Developed Markets Discipline is replaced with Hansberger International Value Discipline. Unless otherwise noted, all changes are effective at the close of business on March 31, 2006.

The information in the section "Information About the Organization and Ownership of the Advisers and Subadvisers of the Funds" with regard to Reich & Tang is replaced with the following:

Dreman Value Management, L.L.C. ("Dreman"), a registered investment adviser, located at 520 East Cooper Avenue, Aspen, Colorado 81611, serves as the subadviser to the Dreman Mid Cap Value Discipline of each Portfolio.

Dreman was founded in 1997, with predecessor firms dating back to 1977. As of December 31, 2005, Dreman managed over $14.5 billion in assets, which were primarily composed of institutional accounts and investment companies.

The following information replaces the information for Charles Neuhauser, Vincent Sellecchia, Donald Wang and J. Dennis Delafield in the sub-section "Portfolio Managers' Management of Other Accounts" within the section "Portfolio Management Information":

The following table provides information relating to other accounts managed by David Dreman, Nelson Woodard and Lenny Shimunov as of December 31, 2005:

                Registered Investment Companies  Other Pooled Investment Vehicles         Other Accounts
                -------------------------------- ------------------------------   -------------------------------
                                    Advisory fee                     Advisory fee                    Advisory fee
                  Other Accounts    is based on   Other Accounts     is based on    Other Accounts   is based on
                      Managed       performance       Managed        performance       Managed       performance
                ------------------- ------------ -----------------   ------------ ------------------ ------------
   Name of
  Portfolio     # of     Total      # of  Total  # of      Total     # of  Total  # of     Total     # of  Total
Manager (Firm)  Accts    Assets     Accts Assets Accts     Assets    Accts Assets Accts    Assets    Accts Assets
--------------  ----- ------------- ----- ------ -----   ----------- ----- ------ ----- ------------ ----- ------
David Dreman
  (Dreman).....  18   $11.7 billion   0     $0     3     $48 million   0     $0    108  $2.8 billion   0     $0
Nelson Woodard
  (Dreman).....   4   $   3 billion   0     $0     0     $         0   0     $0     14  $ 94 million   0     $0
Lenny Shimunov
  (Dreman).....   1   $  16 million   0     $0     0     $         0   0     $0      0  $          0   0     $0

The following information replaces the information with regard to Reich & Tang in the sub-section "Portfolio Managers' Compensation" within the section "Portfolio Management Information":

Dreman. Dreman has implemented a competitive compensation plan which seeks to attract and retain exceptional investment professionals. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

Dreman's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and, specifically, with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of Dreman's compensation plan, which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants, is discretionary and is designed to reward and retain investment professionals, including portfolio managers and research analysts, for their contributions to a portfolio's performance relative to its benchmark.

Investment professionals may receive equity in the form of units or fractional units of membership interest in Dreman or they may receive stock appreciation rights which enable them to participate in the growth of the firm. Dreman's membership units are valued based on a multiple of net profits, so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the Dreman's profit sharing plan, a defined contribution plan that allows Dreman to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. Dreman's profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the Dreman's profit sharing plan vest over a specified term. Finally, all employees of Dreman including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional's performance against several quantitative and qualitative factors including the following:

Quantitative factors:

  . Relative ranking of an investment portfolio's performance against its peers in the one, three and five year pre-tax investment performance categories. The performance of the investment portfolio is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

  . Relative performance of an investment portfolio against the pre-determined indices for the product strategy against which a portfolio's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the portfolio's benchmark index.

  . Performance of an investment portfolio measured through attribution analysis models which analyze the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

  . Ability to work well with other members of the investment professional team and mentor junior members.

  . Contributions to the organizational overall success with new product strategies.

  . Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

Dreman's investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

The following information replaces the information for Charles Neuhauser, Vincent Sellecchia, Donald Wang and J. Dennis Delafield in the sub-section "Portfolio Managers' Ownership of Fund Shares" within the section "Portfolio Management Information":

The following table sets forth the dollar range* of equity securities of the Portfolios beneficially owned by David Dreman, Nelson Woodard and Lenny Shimunov as of December 31, 2005. As indicated above, these persons did not manage the Portfolios on that date.

                                                             Dollar Range of
Name of Portfolio                                           Equity Securities
Manager                 Fund(s) Managed                          Invested
-----------------       ----------------------------------- ------------------
David Dreman........... IXIS Equity Diversified Portfolio           A
                        IXIS Moderate Diversified Portfolio         A

Nelson Woodard......... IXIS Equity Diversified Portfolio           A
                        IXIS Moderate Diversified Portfolio         A

Lenny Shimunov......... IXIS Equity Diversified Portfolio           A
                        IXIS Moderate Diversified Portfolio         A

*  A. None
   B. $1 - 10,000
   C. $10,001 - $50,000
   D. $50,001 - $100,000
   E. $100,001 - $500,000
   F. $500,001 - $1,000,000
   G. over $1,000,000

The following information replaces the information with regard to Reich & Tang in the section "Allocation of Investment Opportunity Among Funds and Other Investors Managed by Advisers and Subadvisers; Cross Relationships of Officers and Trustees":

Funds, Segments or Disciplines Advised by Dreman. Dreman places all orders for purchases and sales of securities for the Mid Cap Value Disciplines of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio (each a "Mid Cap Value Discipline" and, together, the "Mid Cap Value Disciplines"). At times, investment decisions may be made to purchase or sell the same investment securities of the Mid Cap Value Disciplines and for one or more of the other clients managed by Dreman. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options the Mid Cap Value Disciplines will be able to write on a particular security.

The above-mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to the Mid Cap Value Disciplines. On the other hand, the ability of a Mid Cap Value Discipline to participate in volume transactions may produce better executions for the Mid Cap Value Disciplines in some cases.

The following information replaces the information with regard to Reich & Tang in the sections "Portfolio Transactions and Brokerage":

Funds, Segments or Disciplines Advised by Dreman. Dreman places all orders for purchases and sales of securities for the Mid Cap Value Disciplines of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio.

Dreman, in effecting purchases and sales of securities for the account of each Mid Cap Value Discipline, will seek best execution of orders. Dreman may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Mid Cap Value Disciplines and Dreman. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of Dreman. When it can be done consistently with the policy of obtaining the most favorable net results, Dreman may place orders with firms that provide market, statistical and other research information to the Mid Cap Value Disciplines or Dreman, although Dreman is not authorized to pay higher commissions to firms that provide such services, except as described below.

Dreman may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by Dreman in cash. Subject to Section 28(e), the Mid Cap Value Disciplines could pay a firm that provides research services commissions for effecting a securities transaction for a Mid Cap Value Discipline in excess of the amount other firms would have charged for the transaction if Dreman determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or Dreman's overall responsibilities to the Mid Cap Value Discipline and its other clients. Not all of such research services may be useful or of value in advising the Mid Cap Value Disciplines. The subadvisory fee paid to Dreman is not reduced because these research services are received.

The following information replaces the information with regard to Reich & Tang in the sub-section "Proxy Voting Policies" within the section "Description of the Trusts and Ownership of Shares":

Dreman. Dreman may retain the services of third parties to assist in the coordinating and voting of proxies. Dreman votes proxies in the best interests of each client, which may result in different voting results for proxies for the same issuer. Dreman believes that voting proxies in accordance with the following guidelines is in the best interest of its clients. Generally, Dreman will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock. Generally, Dreman will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting. For other proposals, Dreman will determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others: 1) whether the proposal was recommended by management and Dreman's opinion of management; 2) whether the proposal acts to entrench existing management; and 3) whether the proposal fairly compensates management for past and future performance. Dreman's Compliance Officer will identify any conflicts of interest that exist between Dreman and its clients. If material conflicts exist, Dreman will determine whether voting in accordance with the guidelines describe above is in the best interests of the client. Dreman will also determine if it is appropriate to disclose the conflict to the client and provide the client with the opportunity to vote the proxy itself.